EXHIBIT 32

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10Q of Mass Megawatts Wind Power, Inc. (the Company) for the period ended October 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jonathon Ricker, the Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that,:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 14, 2011	By:	/s/ Jonathan Ricker
Jonathan Ricker
Chief Executive Officer,
Chief Financial Officer and
Principal Accounting Officer